Exhibit 32.2

Mechanical Technology, Incorporated

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q of Mechanical Technology, Incorporated (the “Company”) for the three and nine month periods ended September 30, 2008 and 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rodney A. Tillinghast, Interim Chief Financial Officer of the Company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Sections 1350(a) and (b)), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2008	/S/ RODNEY A. TILLINGHAST
Rodney A. Tillinghast
Interim Chief Financial Officer